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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2007

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

----------------------------- --------------------------- ---------------------
          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ---------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)
----------------------------- --------------------------- ---------------------


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

        On January 31, 2007, Amedia Networks, Inc. (the "Company") obtained an additional short-term working capital loan (hereinafter, the "Loan") in the gross amount of $200,000 from an investor. The Loan is evidenced by the Company's promissory note in the principal amount of $216,000 (the "Note") and becomes due and payable on the earliest to occur of (i) the date on which the Company consummates a subsequent financing that generates, on a cumulative basis with all other financings, gross proceeds to the Company of at least $2 million or (ii) May 31, 2007. The proceeds of the Loan will be used for general corporate working capital purposes. Other than the Note, no additional instrument or securities convertible into shares of the Company's common stock were issued to such investor. Other than for the maturity date, the loan was substantially similar to the short-term working capital loan that was advanced to the Company on January 19, 2007 (the "Previous Short-Term Loan") , the terms of which were disclosed in the Company's Current Report on Form 8-K that was filed on January 25, 2007 (the "Previous 8-K). The loan that is the subject of this report was advanced by an investor other than the entity which advanced the Previous Short Term Loan. The investor which advanced this Loan previously invested in the Company.

        Under the terms of the Note, the holder may declare the Note immediately due and payable upon the occurrence of any of the following events of default:
(i) failure to pay principal or any other amount due under the Note when due,
(ii) material breach of any of the representations or warranties made in the Note, (iii) failure to observe any undertaking contained in the Note or the other transaction documents in a material respect if such failure continues for 30 calendar days after notice, (iv) the Company's admission in writing as to our inability to pay our debts generally as they mature, makes an assignment for the benefit of creditors or commences proceedings for our dissolution, or apply for or consent to the appointment of a trustee, liquidator or receiver for our or for a substantial part of our property or business, (v) the Company's insolvency or liquidation or a bankruptcy event, (vi) the entry of money judgment or similar process in excess of $750,000 if such judgment remains unvacated for 60 days.

        The Company paid due diligence and other closing related fees from the proceeds of the Loan in the aggregate amount of $23,000.

        The Note has not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company believes that the issuance of the foregoing security was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

        The foregoing description is qualified in its entirety by the note attached as an exhibit to the Previous 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

None



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          DATED: FEBRUARY 6, 2007

                                           /s/ Frank Galuppo
                                           -------------------------------------
                                           FRANK GALUPPO
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER